Carbon Collective Climate Solutions U.S. Equity ETF Trading Symbol: CCSO Listed on The Nasdaq Stock Market, LLC Summary Prospectus November 28, 2024 www.carboncollectivefunds.com/ccso

Before you invest, you may want to review the Carbon Collective Climate Solutions U.S. Equity ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated November 28, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.carboncollectivefunds.com/ccso. You can also get this information at no cost by calling at (833) 794-0140 or by sending an e-mail request to ccsohelp@carboncollective.co.

Investment Objective

Carbon Collective Climate Solutions U.S. Equity ETF (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal year ended July 31, 2024, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in U.S.-listed equity securities of companies that, in the Sub-Adviser’s (defined below) opinion, are primarily focused on building solutions to address climate change (“Climate Solution Companies”). The Sub-Adviser, Carbon Collective Investing, LLC, believes that to properly address climate change, humanity must implement solutions that are more far reaching than just clean energy. For example, the Sub-Adviser believes that buildings must be energy retrofitted, electrical grid infrastructure must be significantly expanded and reinforced, cars and trucks must run on electricity and green hydrogen, and much more. The Sub-Adviser believes that, over time, governments, individuals, and companies will become more focused on addressing climate change. In turn, the Sub-Adviser believes that companies that are developing climate change solutions should, over the long term, be poised to benefit.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S.-listed equity securities of Climate Solution Companies. The Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change. The Fund may invest in international companies, including those in emerging markets, through U.S. exchange-traded American Depositary Receipts (“ADRs”), however, they will not be considered U.S. equity securities for purposes of the Fund’s 80% policy. The Fund intends that under normal circumstances substantially all of its net assets will be invested in equity securities.

In order to be a Climate Solutions Company, a company must pass through all of the below Steps 1-5.

Step 1 – Climate Solutions Identification: In identifying Climate Solution Companies, the Sub-Adviser begins by constructing a universe of equity securities trading on U.S. stock exchanges that have been identified by the Sub-Adviser as building a “climate change solution.” The Sub-Adviser identifies these companies by using open-source resources from one or more independent third-party entities, such as Project Drawdown or the International Energy Agency to identify solutions categories (such as, alternative refrigerants, batteries, biomass power, and building automation systems). The Sub-Adviser then conducts extensive searches to identify companies that are building solutions in these categories. Companies are identified through public filings, internet searches, cross referencing applicable indices, and publicly available market research as well as through reading relevant industry/sector news or blogs. The resulting universe, after application of this inclusionary climate solution building criteria, currently consists of approximately 350 companies and may include companies of any size market capitalization.

Step 2 – Sub-Industry Filter: The Sub-Adviser then analyzes companies to determine whether they fall into one of the following six categories: (1) green utility companies, (2) waste management companies, (3) biofuel companies, (4) carbon capture and sequestration companies, (5) water companies and water utilities, and (6) plant-based diet companies. Those companies are reviewed by the Sub-Adviser for industry specific exclusionary filters to focus on companies that are building climate change solutions. The following is a high-level description of the industry related filters. The Sub-Adviser may modify the filters from time to time. For example, it may modify one or more filters to address new technologies or their efficacy.

1)	Green Utility Companies. For a Climate Solution Company that is a utility company to be included in the Fund’s portfolio, it must generate (or purchase) 50% to 100% of its energy from carbon neutral sources (e.g., wind, solar, hydro, and nuclear). In addition, if the utility owns coal plants, the company must have announced closure dates for those plants within the next three years.

2)	Waste Management Companies. For a Climate Solution Company that is a waste management company to be included in the Fund’s portfolio, it must be involved in recycling and landfill methane capture. Additionally, it must capture methane at 50% or more of the landfills it operates.

3)	Biofuel Companies. Biofuels are combustible fuels that can be used in internal combustion or jet engines but are not derived from fossil fuels. They are produced from fermenting biological matter, however, their emission reductions may be only marginal. In contrast, advanced biofuels are made primarily of crop waste/and used cooking oils and can offer significant emission reductions. For a biofuels company to be included in the Fund’s portfolio, advanced biofuels must make up 50% to 100% of its biofuel production by revenue.

4)	Carbon Capture & Sequestration Companies. These companies separate CO2 from the air and sequester it as a gas underground or in other secure places. To be included in the Fund’s portfolio, a carbon capture company must generate more revenue from its sequestration of CO2 than it does from using captured carbon as fuel. This filter excludes, among others, companies that may sequester only a portion of their own emissions.

5)	Water Companies and Water Utilities. Water conservation and moving water more efficiently are important climate solutions. For a water company to be included in the Fund’s portfolio, it must do at least one of the following: (i) create and/or deploy technology that detects water leaks, (ii) improve energy efficiencies for transporting water (e.g., pumps, etc.), or (iii) create and/or deploy water recycling technologies. In addition, the water company must derive 50 to 100% of its revenue from these activities.

6)	Plant-based Diet Companies. Plant-based foods can generally create the same number of calories with far fewer emissions than those produced from animals. To be included in the Fund’s portfolio, a plant-based food company must generate 50 to 100% of its revenue from plant-based products and that accelerate the adoption of plant-based foods. The Sub-Adviser looks for motivation by the company to innovate products which would create alternatives to what would have been animal-based food.

Step 3 – Revenue Filter: The Sub-Adviser then employs a revenue screening methodology on each of the companies identified as building climate solutions in Step 1 and, if applicable, have passed the sub-industry filters. Each remaining company must either generate at least 50% of its revenue from climate solutions, or, if the company has not yet generated profits, its financial reports must indicate that it is devoting at least 90% of its research and development (R&D) efforts to building climate solutions. To minimize portfolio turnover, if a company has passed the revenue filter at the time of the Fund’s initial investment, the Sub-Adviser will exclude the company from the Fund’s portfolio only once its climate solutions revenue falls below 40%.

Step 4 -- Defense Industry Filter: Companies that manufacture weapons or weapon systems will be excluded from the Fund. The military-industrial complex has not only been one of the single largest emitters of greenhouse gases but also because the production and deployment of weapons are often associated with environmental degradation and resource depletion.

Step 5 - Fraudulent Claims Filter: The Sub-Adviser also attempts to exclude any company that has, in the Sub-Adviser’s determination, been credibly accused of committing fraud, which will be determined by reviews of publicly available information about legal or regulatory proceedings, or that have been determined to have made caught making clearly fraudulent claims. The Sub-Adviser seeks to reduce risks related to deliberate misrepresentation of “green” products, technological progress or other material information such as sales numbers, through review of publicly available information, which may include press releases, shareholder proposals, financial statements, media, and reports of whistleblowers for indicators of fraud such as shareholder accusations, high executive management-level turnover/firings, and financial restatements.

Portfolio Construction. To be included in the Fund’s portfolio, a company must have had its initial public offering (IPO) at least six months prior to inclusion. The Fund’s portfolio will exclude securities that trade over the counter (OTC) rather on a major U.S. stock exchange.

Upon conclusion of its analysis, the Sub-Adviser totals the market capitalization of all the Climate Solution Companies to be included in the Fund’s portfolio then divides the total by the market capitalization of each company to get the percentage allocation of the individual company in the portfolio. The Fund’s portfolio will typically hold the securities of between 150 and 200+ companies. At the time of investment, the securities of a particular company will not exceed 5% of the Fund’s portfolio. The Fund’s investments in any one sector may exceed 25% of its net assets. As of the end of the most recent fiscal year, over 25% of the Fund’s assets were invested in securities within the industrials sector.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Climate Change Consideration Risk. Applying climate change and other filters to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use these criteria. As a result, at times, the Fund may underperform funds that are not subject to similar investment considerations. Additionally, the Fund will be more susceptible to events or factors affecting market segments that are focused on climate change solutions.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Models and Data Risk. The composition of the Fund’s portfolio is dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio universe that would have been excluded or included had the Models and Data been correct and complete.

The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions or other charges imposed by brokers and bid-ask spreads, which is the cost of the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares, which varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. The Fund may invest in unsponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Emerging Markets Risk. The Fund may invest in indirectly, via ADRs, in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to mid- and large-capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

○	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Sector Risk. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of Shares may fluctuate in response to events affecting that industry or sector.

○	Industrials Sector Risk. The Fund may invest in significantly in companies in the industrials sector, and therefore the performance of the Fund could be negativelyimpacted by events affecting this sector. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence,claims for environmental damage or product liability and general economic conditions, among other factors.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The following bar chart shows the Fund’s annual returns. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.carboncollectivefunds.com/ccso.

Calendar Year Ended December 31

The Fund’s calendar year-to-date return as of September 30, 2024 was 5.94%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 8.06 % for the quarter ended March 31, 2023 and the lowest quarterly return was -7.14 % for the quarter ended September 30, 2023.

Average Annual Total Returns

For the Periods Ended December 31, 2023

	1 Year	Since Inception (September 19, 2022)
Return Before Taxes	13.97%	-1.04%
Return After Taxes on Distributions	13.76%	-1.23%
Return After Taxes on Distributions and Sale of Fund Shares	8.43%	-0.79%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)(1)	26.29%	18.97%

(1)	The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser

Tidal Investments LLC serves as investment adviser to the Fund.

Investment Sub-Adviser

Carbon Collective Investing, LLC (“Carbon Collective” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Zach Stein, Co-Founder and Portfolio Manager for Carbon Collective, has been a portfolio manager of the Fund since its inception in 2022.

James Regulinski, Co-Founder and Portfolio Manager for Carbon Collective, has been a portfolio manager of the Fund since its inception in 2022.

Michael Venuto, Chief Investment Officer for Tidal, has been a portfolio manager of the Fund since its inception in 2022.

Charles A. Ragauss, CFA, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in 2022.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.carboncollectivefunds.com/ccso.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.